Exhibit 99.1

RUDY BEVERAGE, INC.

(A majority owned subsidiary of Rudy Partners, Ltd.)

Financial Statements

For the year ended June 30, 2007 and from
Inception (November 10, 2005) through June 30, 2006

MOORE & ASSOCIATES, CHARTERED
ACCOUNTANTS AND ADVISORS
PCAOB REGISTERED

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Stockholders
Rudy Beverage, Inc.

We have audited the accompanying balance sheets of Rudy Beverage, Inc. as of June 30, 2007 and 2006 and the related statements of operations, stockholders’ equity (deficit) and cash flows from inception (November 10, 2005) through June 30, 2006, and the year ended June 30, 2007. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Rudy Beverage, Inc. at June 30, 2007 and 2006, and the results of its operations and its cash flows for the periods from inception (November 10, 2005) through June 30, 2006, and the year ended June 30, 2007, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that Rudy Beverage, Inc. will continue as a going concern.  As discussed in Note 8 to the financial statements, Rudy Beverage, Inc. has established a wholesale beverage sales business.  However, there can be no assurance that the Company can obtain sufficient revenues to fund its operations and commitments or will be able to obtain sufficient funding to conduct its business plan.  These conditions raise substantial doubt about Rudy Beverage, Inc.’s ability to continue as a going concern.  Management’s plans regarding these matters are also described in Note 8.  The financial statements do not include any adjustments that may result from the outcome of these uncertainties.

/S/ MOORE & ASSOCIATES, CHARTERED

Las Vegas, Nevada
February 11, 2008

2675 S. Jones Blvd., Suite 109, Las Vegas, NV  89146 (702)253-7499 Fax (702)253-7501

RUDY BEVERAGE, INC.
(A Majority Owned Subsidiary of Rudy Partners, Ltd.)
Balance Sheets
June 30, 2007 and 2006

	2007	2006
Assets

Current assets:
Cash and cash equivalents	$74,191	$7,373
Accounts receivable trade, net of allowance of $25,000 and $0
in 2007 and 2006, respectively	74,089	59,010
Inventory	11,137	145,635
Prepaid expenses	68,265	114,267
Total current assets	227,682	326,285
Property and equipment, net	-	42,155
Goodwill, net	-	4,852,000
Total assets	$227,682	$5,220,440

Liabilities and Stockholder's Equity (Deficit)

Current liabilities:
Accounts payable	$449,845	$235,014
Accrued expenses	789	40,174
Due affiliates	2,008,482	1,019,511
Total liabilities	2,459,116	1,294,699

Commitments and contingencies

Stockholder's equity (deficit):
Common stock: $.001 par value; 10,000,000 shares authorized,
issued and outstanding at June 30, 2007 and 2006	10,000	10,000
Additional paid in capital	4,852,000	4,852,000
Accumulated deficit	(7,093,434)	(936,259)
Total stockholder's equity (deficit)	(2,231,434)	3,925,741
Total liabilities and stockholder's equity (deficit)	$227,682	$5,220,440

See accompanying notes to financial statements.

RUDY BEVERAGE, INC.
(A Majority Owned Subsidiary of Rudy Partners, Ltd.)
Statements of Operations
Year ended June 30, 2007 and from inception (November 10, 2005) to June 30, 2006

		Inception
		(11/10/05) to
	2007	June 30, 2006

Sales and revenues	$367,639	$64,623
Cost of product sold	634,264	54,793
	(266,625)	9,830

Costs and expenses
Selling and marketing expenses	256,566	388,144
General and administrative expense	698,269	557,945
Asset impairment	4,935,715	-
	5,890,550	946,089
Loss before income taxes	(6,157,175)	(936,259)
Income taxes	-	-
Net loss	$(6,157,175)	$(936,259)

Net loss per share, basic and diluted	$(0.62)	$(0.09)

Weighted Average Shares Outstanding	10,000,000	10,000,000

See accompanying notes to financial statements.

RUDY BEVERAGE, INC.
(A Majority Owned Subsidiary of Rudy Partners, Ltd.)
Statements of Stockholders' Equity (Deficit)
Year ended June 30, 2007 and from inception (November 10, 2005) to June 30, 2006

	Common stock		Additional Paid	Accumulated
	Shares	Par	In Capital	Deficit	Total

Beginning balance	-	$-	$-	$-	$-
Common shares issued to
founders for services	10,000,000	10,000	-	-	10,000
Goodwill recorded upon sale
of common stock by founders	-	-	4,852,000	-	4,852,000
Net loss	-	-	-	(936,259)	(936,259)
Balance June 30, 2006	10,000,000	10,000	4,852,000	(936,259)	3,925,741
Net loss	-	-	-	(6,157,175)	(6,157,175)
Balance June 30, 2007	10,000,000	$10,000	$4,852,000	$(7,093,434)	$(2,231,434)

See accompanying notes to financial statements.

RUDY BEVERAGE, INC.
(A Majority Owned Subsidiary of Rudy Partners, Ltd.)
Statements of Cash Flows
Year ended June 30, 2007 and from inception (November 10, 2005) to June 30, 2006

		Inception
		(11/10/05) to
	2007	June 30, 2006
Cash flows from operating activities
Net loss	$(6,157,175)	$(936,259)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	17,181	1,815
Common shares issued to founders for services	-	10,000
Asset impairment	4,935,715	-
Bad debt expense	25,000	-
Change in other assets and liabilities:
Accounts receivable	(40,079)	(59,010)
Inventory	134,498	(145,635)
Prepaid expenses	46,002	(114,267)
Accounts payable	214,831	235,014
Accrued expenses	(39,385)	40,174
Net cash used in operating activities	(863,412)	(968,168)

Cash flows provided by investing activities
Purchase property and equipment	(58,741)	(43,970)
Net cash used in investing activities	(58,741)	(43,970)

Cash flows provided by financing activities
Loan proceeds from affiliates	988,971	1,019,511
Net cash provided by financing activities	988,971	1,019,511
Net increase in cash and cash equivalents	66,818	7,373
Cash and cash equivalents, beginning of period	7,373	-
Cash and cash equivalents, end of period	$74,191	$7,373

Supplemental cash flow information
Cash paid for interest and income taxes:
Interest	$-	$-
Income taxes	-	-

See accompanying notes to financial statements.

RUDY BEVERAGE, INC.
(A Majority Owned Subsidiary of Rudy Partners, Ltd.)
Notes to Financial Statements

Note 1:	Summary of Significant Accounting Policies

Organization and business operations
The financial statements include the accounts of Rudy Beverage, Inc. (“Rudy” or the “Company”).  The Company was organized November 10, 2005, under the laws of the State of Nevada.

Immediately after its formation, the founders sold 80% of Rudy to Global Beverage Solutions, Inc. (“Global”) for 6,000,000 shares of Global stock.  Global was a business development company pursuant to the applicable provisions of the Investment Company Act of 1940, and accordingly, the Company was carried as an investment by Global and was not consolidated in Global’s financial statements.

On January 18, 2007, Global executed an agreement with Rudy Partners, Ltd. (“Partners”) to sell its 80% interest in Rudy to Partners for an 8% secured promissory note in the amount of $6,000,000 plus assumption of the advances and receivables owed to Global by Rudy.

Revenue recognition
Revenue from product sales is recognized when title and risk of loss passes to the customer, which generally occurs upon delivery.  Our policy is not to allow the return of products once they have been accepted by the customer.  However, on occasion, we have accepted returns or issued credit to customers, primarily for damaged goods.  The amounts have been immaterial and, accordingly, we do not provide a specific valuation allowance for sales returns.

Sales incentives
We offer various sales incentive arrangements to our customers, which require customer performance or achievement of certain sales volume targets.  In those circumstances when the incentive is paid in advance, we amortize the amount paid over the period of benefit or contractual sales volume.  When the incentive is paid in arrears, we accrue the expected amount to be paid over the period of benefit or expected sales volume.  The recognition of expense for these incentives involves the use of judgment related to performance and sales volume estimates that are made based on historical experience and other factors.  Sales incentives are accounted for as a reduction of revenues and actual amounts may vary from reported amounts.

Segment reporting
We operate as a single operating segment for purposes of presenting financial information and evaluating performance.  As such, the accompanying financial statements present financial information in a format that is consistent with the internal financial information used by management.

Shipping and handling costs
Shipping and handling costs are reported in cost of product sold in the accompanying statements of operations.  Such costs aggregated $65,674 in 2007 and $14,032 in 2006.  Although our classification is consistent with many beverage companies, our gross margin may not be comparable to companies that include shipping and handling costs in selling and marketing costs.

Credit risk
We sell products to a variety of customers and extend credit based on an evaluation of each customer’s financial condition, generally without requiring collateral.  Exposure to losses on receivables varies by customer principally due to the financial condition of each customer.  We monitor our exposure to credit losses and maintain allowances for anticipated losses based on specific customer circumstances, credit conditions, and historical write-offs and collections.  At June 30, 2007 and 2006, we had three and four customers that comprised 67% and 91% of net trade receivables, respectively.  One and three customers, respectively, accounted for 10% of net sales during 2007 and 41%, 31% and 16% of net sales during 2006.

Cash and cash equivalents
The Company considers all cash on hand; cash in banks and all highly liquid debt instruments purchased with a maturity of three months or less to be cash and cash equivalents.  At times cash and cash equivalent balances at a limited number of banks and financial institutions may exceed insurable amounts.  The Company believes it mitigates its risks by depositing cash or investing in cash equivalents in major financial institutions.

Inventories
Inventories are stated at the lower of first-in, first-out cost or market.

Property and equipment
Property and equipment are stated at cost, less accumulated depreciation.  Depreciation is recorded using the straight-line method over the estimated useful lives of the respective assets (generally three to seven years).  Leasehold improvements are amortized over the life of the lease if it is shorter than the estimated useful life.  Maintenance and repairs are charged to operations when incurred.  Betterments and renewals are capitalized.  When property and equipment are sold or otherwise disposed of, the asset account and related accumulated depreciation account are relieved, and any gain or loss is included in operations.

Intangible assets
Intangible assets consist of goodwill.

Impairment of long-lived assets
All long-lived assets, excluding goodwill and intangible assets not subject to amortization are evaluated for impairment on the basis of undiscounted cash flows whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.  An impaired asset is written down to its estimated fair market value based on the best information available.  Estimated fair market value is generally measured by discounting future cash flows.  Goodwill and intangible assets not subject to amortization are evaluated for impairment annually or sooner in accordance with SFAS No. 142.  An impairment loss is recognized if the carrying amount, or for goodwill, the carrying amount of its reporting unit, is greater than its fair value.

Deferred income taxes
Deferred income taxes are provided for temporary differences between financial and tax reporting in accordance with the liability method under the provisions of SFAS No. 109, “Accounting for Income Taxes.” A valuation allowance is recorded to reduce the carrying amounts of deferred tax assets unless management believes it is more likely than not that such asset will be realized.

Earnings (loss) per common share
Earnings (loss) per common share are calculated under the provisions of SFAS No. 128, “Earnings per Share” (“SFAS No. 128”), which established new standards for computing and presenting earnings per share. SFAS No. 128 requires the Company to report both basic earnings per share, which is based on the weighted-average number of common shares outstanding, and diluted earnings per share, which is based on the weighted-average number of common shares outstanding plus all potential dilutive shares outstanding.  At June 30, 2007, there are no common stock equivalents.  Accordingly, basic and diluted earnings (loss) per share are the same for the period presented.

Estimates
The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Fair value of financial instruments
Financial instruments consist of cash, accounts receivable, accounts payable, accrued expenses and short-term borrowings. The carrying amount of these financial instruments approximates fair value due to their short-term nature or the current rates at which the Company could borrow funds with similar remaining maturities.

Contingencies
Certain conditions may exist as of the date financial statements are issued, which may result in a loss to the Company, but which will only be resolved when one or more future events occur or fail to occur.  Company management and its legal counsel assess such contingencies related to legal proceeding that are pending against the Company or unasserted claims that may result in such proceedings, the Company’s legal counsel evaluates the perceived merits of any legal proceedings or unasserted claims as well as the perceived merits of the amount of relief sought or expected to be sought therein.  If the assessment of a contingency indicates that it is probably that a liability has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the Company’s financial statements.  If the assessment indicates that a potentially material loss contingency is not probable but is reasonably possible, or if probable but cannot be estimated, then the nature of the contingent liability, together with an estimate of the range of possible loss if determinable would be disclosed.

Recent accounting pronouncements
There are several new accounting pronouncements issued by the Financial Accounting Standards Board (“FASB”) which are not yet effective.  Each of these pronouncements, as applicable, has been or will be adopted by the Company.  Management does not believe any of these accounting pronouncements has had or will have a material impact on the Company’s financial position or operating results.

In July 2006, the FASB issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an Interpretation of SFAS No. 109, Accounting for Income Taxes” (“FIN 48”) to create a single model to address accounting for uncertainty in tax positions.  FIN 48 clarifies the accounting for income taxes by prescribing a minimum recognition threshold a tax position is required to meet before being recognized.  FIN 48 also provides guidance on derecognizing measurement, classification, interest and penalties, accounting in interim periods, disclosure and transition.  FIN 48 is effective for fiscal years beginning after December 15, 2006, which for us would be our fiscal year beginning July 1, 2008.    We are currently evaluating the impact of adopting FIN 48 and do not expect the adoption of FIN 48 will have a material impact on our financial statements.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measures”.  This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, expands disclosures about fair value measurements, and applies under other accounting pronouncements that require or permit fair value measurements.  SFAS No. 157 does not require any new fair value measurements.  However, the FASB anticipates that for some entities, the application of SFAS No. 157 will change current practice.  SFAS No. 157 is effective for fiscal years beginning after November 15, 2007, which for us would be our fiscal year beginning July 1, 2008.  The Company is currently evaluating the impact of SFAS No. 157 but does not expect that it will have a material impact on its financial statements.

Note 2:	Inventories

Inventories consist of the following at June 30, 2007 and 2006:

	2007	2006

Raw materials and ingredients	$-	$20,354
Finished goods	11,137	42,698
Bottles, labels and other packaging materials	-	82,583
	$11,137	$145,635

Included in cost of product sold at June 30, 2007, is $296,549 in product which was damaged or expired and has been destroyed.

Note 3:	Property and equipment

At June 30, 2007 and 2006, the Company has property and equipment as follows:

	2007	2006

Office equipment	$-	$1,147
Manufacturing equipment	-	13,753
Plates and dies	-	29,070
	-	43,970
Accumulated depreciation	(-)	(1,815)
Net property and equipment	$-	$42,155

Property and equipment with a cost of $102,711 and accumulated depreciation of $18,996 was abandoned and the net un-depreciated cost of $83,715 is included in asset impairment expense at June 30, 2007.

Note 4:	Goodwill

In November 2005, the founders of Rudy sold 80% of their Rudy stock to Global in exchange for 6,000,000 shares of Global stock.  Goodwill was recorded on Rudy's books based upon the market price of the Global stock at the time of the exchange of $4,852,000.

Goodwill consists of the following at June 30, 2007 and 2006:

	2007	2006

Goodwill	$4,852,000	$4,852,000
Impairment	(4,852,000)	-
Goodwill, net	$-	$4,852,000

The Company’s operating segment was tested for impairment at the end of 2007.  The fair value of the reporting unit was estimated based upon the expected present value of future cash flows.  The Company completed its valuation of goodwill and made an adjustment of $4,852,000 to write-down the goodwill associated with its beverage business.  The adjustment reduced the carrying value to $0 at June 30, 2007.

Note 5:	Due from affiliates and related party transactions

At June 30, 2007 and 2006, the Company had loans and advances from affiliates as follows:

	2007	2006

Global Beverage Solutions, Inc.	$1,818,043	$1,019,411
DPI	8,140	-
Daniel Ruettiger	32,199	-
William Stephens	150,000	-
Drew Carver	100	100
Due from affiliates	$2,008,482	$1,019,511

On November 10, 2005, the Company issued 10,000,000 shares of its common stock to the two principals of the Company in exchange for services performed in the organization of the Company.  The Company exchanged the shares for par value and the resulting $10,000 was recorded as general and administrative expense.

Note 6:	Income taxes

The Company has not recorded a deferred tax benefit or expense for the year ended June 30, 2007 or the period from inception (November 10, 2005) through June 30, 2006, as all net deferred tax assets have a full valuation allowance.  During the periods from inception through December 31, 2006, the Company filed a consolidated income tax return with its parent, Global Beverage Solutions, Inc.  Global files its income tax returns on a calendar year basis.

Actual income tax benefit applicable to net loss before income taxes is reconciled with the “normally expected” federal income tax as follows:

	2007	2006

“Normally expected” income tax benefit	$2,093,400	$318,300
Nondeductible meals and entertainment	(2,600)	(1,600)
Valuation allowance	(2,090,800)	(316,700)
Actual income tax expense	$-	$-

The net deferred taxes at June 30, 2007 and 2006 are comprised of the following:

	2007	2006

Net operating loss carryforward	$932,000	$380,900
Goodwill	1,475,500	(64,200)
Valuation allowance	(2,407,500)	(316,700)
Net deferred tax asset	$-	$-

The Company has available unused net operating loss carryforwards of $2,741,000 at June 30, 2007, which will expire in various periods to 2027, some of which may be limited as to the amount available on an annual basis.

Note 7:	Stockholder’s equity

The Company has 10,000,000 shares of its $0.001 par value common stock authorized, issued and outstanding at June 30, 2007 and 2006.  There are no warrants or options outstanding.

Note 8:	Going concern

The accompanying financial statements have been prepared assuming the Company will continue as a going concern.  The Company commenced business operations in June 2006.

The Company has not established sources of revenue to fund the development of business, projected operating expenses and commitments for the next twelve months.  Since inception, the Company has incurred losses in the amount of $7,093,434.

Management believes the business of developing, marketing and distribution of low sugar beverages will be sufficient to fund projected operating expenses and commitments by the end of 2008 and that the additional common stock sales discussed in Note 10 will be sufficient to meet operating requirements until the business can provide positive cash flow.  However there can be no assurance that revenues from operations and/or additional common stock sales will be sufficient to fund the Company’s current business plan.

The ability of the Company to continue as a going concern during the next year depends on the Company’s success in executing these plans.  The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

Note 9:	Commitments and contingencies

Leases
The Company is not currently committed on any leases for office or warehouse space.  Office space is provided by the Company’s officers at no cost to the Company and the Company’s product inventory is currently stored at the bottling company also at no cost to the Company.

Legal
The Company is subject to a number of claims from former vendors, one of which, XG-AD, Inc., has filed suit on December 4, 2007, in the United States District Court for the Eastern District of Missouri, which alleges an outstanding balance of $41,598.  The Company is in settlement discussions with all of the vendors and expects to resolve the issues without significant additional cost.  The amount due the vendors is included in accounts payable in the accompanying balance sheet.

Note 10:	Subsequent event

Partners acquisition of 80% of Rudy
On January 18, 2007, Global executed an agreement with Partners to sell its 80% interest in Rudy to Partners for an 8% secured promissory note in the amount of $6,000,000 plus assumption of the advances and receivables owed to Global by Rudy.  The agreement closed on May 11, 2007.  Global retained a note receivable from Rudy in the amount of $1,818,043.  Partners and Rudy agreed with Global to convert any note payable by Rudy to Global, once Rudy becomes a part of a publicly-traded company, into no more than 20% of the common stock of the publicly traded equity, based upon the market value of the public entity’s common stock.

AccuPoll Holding Corp.
Effective February 11, 2008, the shareholders of Rudy completed a stock for stock exchange agreement which provided that the Rudy shareholders would receive 35,000,000 shares of AccuPoll Holding Corp. (“ACUP”) in exchange for all of the issued and outstanding shares of Rudy.  Completion of the exchange agreement resulted in the Rudy shareholders having control of ACUP, accordingly, the transaction will be recorded for accounting purposes as the acquisition of Rudy by ACUP with Rudy as the acquirer (reverse acquisition).